UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 15, 2018 (August 14, 2018)

Date of Report (Date of earliest event reported)

MassRoots, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55431	46-2612944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7083 Hollywood Blvd, Office 4084 Los Angeles, CA	90028
(Address of principal executive offices)	(Zip Code)

(833) 467-6687
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 14, 2018, the Company hosted a shareholder update call to provide an update on the roll-out of its dispensary portal, insight on recent and upcoming developments at the Company and key milestones for the fourth quarter of 2018.

During the question and answer session of the call, a caller identified himself as, “John Wallace from SEC Enforcement,” and asked a series of questions.

The Company has never received any communication from the Securities and Exchange Commission (the “Commission”) Division of Enforcement since inception, and, to its knowledge, is not the subject of any investigation by the Commission’s Division of Enforcement.

A transcript of the call is filed as Exhibit 99.1 hereto and incorporated herein by reference and a recording is accessible at https://www.massroots.com/investors/presentations/.

Subsequent to the shareholder update call, the Company researched whether a person by the name of John Wallace was, in fact, employed by the Commission in the Division of Enforcement. In doing so, the Company located the following Commission Investor Alert regarding persons posing as government agents:

Investor Alert: SEC Warns of Government Impersonators

https://www.sec.gov/fast-answers/answersimpersonatorshtm.html.

The Alert includes a number to the Commission’s automated personnel locator, which the public may use to verify whether a person is a Commission staff member. The Company conducted a search, using the Commission’s automated personnel locator, of the name “John Wallace” and nine other spelling variations of that name, all of which came back negative. The Company subsequently called the Commission and spoke with a receptionist who confirmed that no person by the name of John Wallace is employed by the Commission.

Accordingly, the Company believes that the person who identified himself during the call as being with the Commission’s Division of Enforcement may have misrepresented himself as being a Commission staff member. The Company is submitting a report of the incident to the Commission, and intends to investigate and attempt to identify the true identity of the caller.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Transcript of shareholder update call held August 14, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MassRoots, Inc.

Date: August 14, 2018	By:	/s/ Isaac Dietrich
Isaac Dietrich
Chief Executive Officer

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